UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2005

TIER TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-23195 (Commission File Number)	94-3145844 (IRS Employer Identification No.)

10780 Parkridge Blvd., 4th Floor		20191
Reston, Virginia		(Zip Code)
(Address of principal executive offices)

(571) 382-1090
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement

     As described in Item 8.01 below, on July 15, 2005, Tier Technologies, Inc., a California corporation (“Tier California”), reincorporated from California into Delaware (the “Reincorporation”) by merging with and into its wholly owned subsidiary, Tier Technologies, Inc., a Delaware corporation (“Tier Delaware”).

     Tier Delaware has agreed to enter into indemnification agreements, effective as of July 15, 2005 (each, a “Director Indemnification Agreement” and collectively, the “Director Indemnification Agreements”), with the following members of its Board of Directors: Charles W. Berger, Samuel Cabot III, Morgan P. Guenther, Ronald L. Rossetti, T. Michael Scott and Bruce R. Spector. The Director Indemnification Agreements provide that each such director:

•	shall be indemnified by the Company against all expenses (including attorneys’ fees), judgments, fines, penalties and amounts paid in settlement incurred in connection with any litigation or other legal proceeding (other than an action by or in the right of the Company) brought against him or her by virtue of his or her position as a director of the Company if he or she acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful; and

•	shall be indemnified by the Company against all expenses (including attorneys’ fees) actually and reasonably incurred and, to the extent permitted by law, amounts paid in settlement incurred in connection with any action by or in the right of the Company brought against him or her by virtue of his or her position as a director of the Company if he or she acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the Company, except that no indemnification shall be made with respect to any matter as to which such person shall have been adjudged to be liable to the Company, unless a court determines that, despite such adjudication but in view of all of the circumstances, he or she is entitled to indemnification of such expenses.

     Notwithstanding the foregoing, to the extent that a director has been successful, on the merits or otherwise, he or she is required to be indemnified by the Company against all expenses (including attorneys’ fees) incurred in connection with defending any proceeding to the extent that the Company does not assume the defense of such proceeding. Expenses shall be advanced to a director, provided that he or she undertakes to repay the amount advanced if it is ultimately determined that he or she is not entitled to indemnification for such expenses.

     Indemnification is required to be made unless the Company determines that the applicable standard of conduct required for indemnification has not been met. The director must give the Company notice of the action for which indemnity is sought and the Company has the right to participate in such action or assume the defense thereof, subject to certain limitations.

     In addition, Tier Delaware has agreed to enter into indemnification agreements, effective as of July 15, 2005 (each, an “Officer Indemnification Agreement” and collectively, the “Officer Indemnification Agreements”), with the following officers of Tier Delaware: Donald R. Fairbairn, David E. Fountain, Michael A. Lawler, Linda Nimmons, Deanne M. Tully, Todd F. Vucovich, Stephen V. Wade and James R. Weaver.

     The Officer Indemnification Agreements are substantially identical to the Director Indemnification Agreements except that under the Officer Indemnification Agreements, Tier Delaware is not obligated to advance expenses if Tier Delaware determines that the officer did not meet the applicable standard of conduct.

     The Director Indemnification Agreements and the Officer Indemnification Agreements shall cover events occurring on or after the date of the Reincorporation.

     Prior to the Reincorporation, Tier California had entered into indemnification agreements with certain of its officers and directors indemnifying them to the fullest extent not prohibited under California law (the “California Indemnification Agreements”). The California Indemnification Agreements will remain in full force and effect with respect to events prior to the effective date of the Reincorporation.

Item 3.03 Material Modification to Rights of Security Holders

     As described in Item 8.01 below, on July 15, 2005, Tier California reincorporated from California into Delaware by merging with and into its wholly owned subsidiary, Tier Delaware.

     Pursuant to the Reincorporation, (i) each share of Class B common stock, no par value, of Tier California issued and outstanding was converted into a share of common stock, $0.01 par value, of Tier Delaware; and (ii) each option, warrant or other right to acquire shares of Tier California’s Class B common stock was converted into and became an equivalent option, warrant or other right to acquire an equal number of shares of Tier Delaware’s common stock on the same terms and conditions and at an exercise price per share equal to the exercise price applicable to any such Tier California option, warrant or stock purchase right immediately prior to the Reincorporation. Shareholders of Tier California will not be required to undertake an exchange of their Tier California stock certificates for Tier Delaware stock certificates. Each stock certificate representing issued and outstanding shares of Tier California Class B common stock continues to represent the same number of shares of Tier Delaware common stock. Tier Delaware’s Restated Certificate of Incorporation, Amended and Restated Bylaws and specimen stock certificate, which are filed as exhibits 3.1, 3.2 and 4.1 respectively to this Current Report on Form 8-K, will now govern the rights of holders of what, prior to the Reincorporation, was Tier California’s Class B common stock. After the Reincorporation, Delaware corporate law is generally applicable in the determination of the rights of stockholders under state corporate laws. Tier Delaware’s common stock will continue to trade on the NASDAQ National Market under the ticker symbol “TIER,” which is the same ticker symbol that Tier California’s Class B common stock traded under. The Reincorporation did not result in any change in the name, business, management, fiscal year, CUSIP number, assets or liabilities, or location of the principal facilities of Tier California.

     Tier California’s Class B common stock was registered under Section 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). By virtue of the operation of Rule 12g-3 under the Exchange Act, the shares of Tier Delaware common stock are deemed automatically registered under Section 12(g) of the Exchange Act; and Tier Delaware will continue to be subject to the reporting requirements of Section 13 of the Exchange Act in the same manner as Tier California had been subject to such requirements immediately prior to the Reincorporation.

Item 8.01 Other Events

     As disclosed by Tier California in a Current Report on Form 8-K filed on July 5, 2005, Tier California’s stockholders approved the Reincorporation of Tier California from California to Delaware by means of a merger of Tier California with and into its wholly owned subsidiary Tier Delaware at Tier California’s Annual Meeting of Shareholders on June 30, 2005. On July 1, 2005, Tier California and Tier Delaware entered into the Agreement and Plan of Merger (the “Merger Agreement”). A copy of the Merger Agreement was filed by Tier California as an exhibit to the Current Report on Form 8-K filed on July 5, 2005. A copy of the press release announcing the Reincorporation is filed herewith as Exhibit 99.1.

     Tier Delaware announced today that on July 15, 2005, Tier California and Tier Delaware consummated the Reincorporation by merging Tier California with and into Tier Delaware. As a result of the Reincorporation, Tier Delaware, the surviving corporation in the merger, succeeded to all of the business, properties, assets and liabilities of Tier California. Immediately prior to the consummation of the Reincorporation, Tier Delaware had nominal assets and liabilities. A copy of the press release announcing the Reincorporation is filed herewith as Exhibit 99.1.

     Pursuant to the Reincorporation, (i) each share of Class B common stock, no par value, of Tier California issued and outstanding was converted into a share of common stock, $0.01 par value, of Tier Delaware; and (ii) each option, warrant or other right to acquire shares of Tier California’s Class B common stock was converted into and became an equivalent option, warrant or other right to acquire an equal number of shares of Tier Delaware’s common stock on the same terms and conditions and at an exercise price per share equal to the exercise price applicable to any such Tier California option, warrant or stock purchase right immediately prior to the Reincorporation.

     Shareholders of Tier California will not be required to exchange their Tier California stock certificates for Tier Delaware stock certificates. Each stock certificate representing issued and outstanding shares of Tier California Class B common stock continues to represent the same number of shares of Tier Delaware common stock. Tier Delaware’s Restated Certificate of Incorporation and Amended and Restated Bylaws, which are filed as exhibits 3.1 and 3.2 respectively to this Current Report on Form 8-K, will now govern the rights of holders of what, prior to the Reincorporation, was Tier California’s Class B common stock. In addition, the specimen stock certificate of Tier Delaware is filed as exhibit 4.1 hereto. After the Reincorporation, Delaware corporate law is generally applicable in the determination of the rights of stockholders under state corporate laws. Tier Delaware’s common stock will continue to trade on the NASDAQ National Market under the ticker symbol “TIER,” which is the same ticker symbol that Tier California’s Class B common stock traded under. The Reincorporation did not result in any change in the name, business, management, fiscal year, CUSIP number, assets or liabilities, or location of the principal facilities of Tier California.

Description of Capital Stock

Common Stock

     General. Tier Delaware is authorized to issue 44,259,762 shares of common stock, par value $0.01 per share, and 4,579,047 shares of preferred stock, par value $0.01 per share. As of June 30, 2005, there were 20,372,881 shares of common stock outstanding and no shares of preferred stock outstanding. All shares of Tier Delaware common stock outstanding are fully paid and nonassessable. Tier Delaware common stock is traded on the NASDAQ National Market under the symbol “TIER.”

     Voting. Holders of Tier Delaware common stock are entitled to one vote per share on all matters to be voted upon by stockholders, except as otherwise provided by law. The holders of common stock have cumulative voting rights until Tier Delaware has securities designated as qualified for trading as a national market security on the National Association of Securities Dealers Automated Quotation System (or any successor national market system) and has at least 800 holders of its equity securities as of the record date for the most recent annual meeting of shareholders. Directors are elected by a plurality of the votes of the shares present in person or by proxy at the meeting and entitled to vote in such election. In accordance with Delaware law, the affirmative vote of a majority of the shares represented and voting at a duly held meeting at which a quorum is present shall be the act of the stockholders. Pursuant to Delaware law, Tier Delaware stockholders may act by written consent.

     Dividend and Liquidation Rights. Subject to preferences that may be applicable to any outstanding preferred stock, holders of Tier Delaware common stock are entitled to receive ratably such dividends, if any, as may be declared by the board of directors out of funds legally available to pay dividends. Upon Tier Delaware’s liquidation, dissolution or winding up, the holders of Tier Delaware common stock are entitled to receive ratably all assets after the payment of Tier Delaware’s liabilities, subject to the prior rights of any outstanding preferred stock that Tier Delaware may designate and issue in the future. Holders of Tier Delaware common stock have no preemptive, subscription, redemption or conversion rights. They are not entitled to the benefit of any sinking fund. The outstanding shares of Tier Delaware common stock are validly issued, fully paid and nonassessable.

     The rights, powers, preferences and privileges of holders of Tier Delaware common stock are subject to the rights of the holders of shares of any series of preferred stock that Tier Delaware may designate and issue in the future.

Preferred Stock

     Tier Delaware’s Restated Certificate of Incorporation empowers the board of directors to issue up to 4,579,047 shares of preferred stock from time to time in one or more series. The board also may determine and fix the number of shares of such series and the voting powers, full or limited, or no voting powers of such series, and the designations, preferences and relative participating, optional or other special rights of such series, and qualifications, limitations or restrictions thereof, including without limitation thereof, dividend rights, conversion rights, redemption privileges and liquidation preferences. Terms selected could decrease the amount of earnings and assets available for distribution to holders of Tier Delaware common stock or adversely affect the rights and power, including voting rights, of the holders of Tier Delaware common stock without any further vote or action by the stockholders.

     The rights of holders of Tier Delaware common stock will be subject to, and may be adversely affected by, the rights of the holders of any preferred stock that may be issued by Tier Delaware in the future. The issuance of preferred stock could have the effect of delaying or preventing a change in control of Tier Delaware or make removal of management more difficult. Additionally, the issuance of preferred stock may have the effect of decreasing the market price of Tier Delaware common stock, and may adversely affect the voting and other rights of the holders of Tier Delaware common stock. Tier Delaware does not have any outstanding preferred stock as of the date hereof.

Anti-Takeover Effects of Provisions of Delaware Law

     Tier Delaware is subject to the provisions of Section 203 of the General Corporation Law of Delaware. Section 203 prohibits a publicly held Delaware corporation from engaging in a business combination with an interested stockholder for a period of three years after the date of the transaction in which the person became an interested stockholder, unless the business combination is approved in a prescribed manner. A business combination includes mergers, consolidations, asset sales and other transactions involving Tier Delaware and an interested stockholder. In general, an interested stockholder is a person who, together with affiliates and associates, owns, or within three years did own, 15% or more of Tier Delaware voting stock. Section 203 could discourage certain potential acquirors unwilling to comply with its provisions.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit 3.1	Restated Certificate of Incorporation of Tier Technologies, Inc.

Exhibit 3.2	Amended and Restated Bylaws of Tier Technologies, Inc.

Exhibit 4.1	Specimen Common Stock Certificate of Tier Technologies, Inc.

Exhibit 99.1	Press Release, dated July 19, 2005

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIER TECHNOLOGIES, INC.
By:	/s/ James R. Weaver
James R. Weaver
President and Chief Executive Officer

Date: July 19, 2005

EXHIBIT INDEX

Exhibit No.	Description
3.1	Restated Certificate of Incorporation of Tier Technologies, Inc.

3.2	Amended and Restated Bylaws of Tier Technologies, Inc.

4.1	Specimen Common Stock Certificate of Tier Technologies, Inc.

99.1	Press Release, dated July 19, 2005